Exhibit 10.13

WAIVER AND SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Waiver and Amendment”) is entered into as of December 30, 2005, among UNIVERSAL AMERICAN FINANCIAL CORP., a New York corporation (the “Borrower”), the Banks party to the Credit Agreement (hereinafter defined) and BANK OF AMERICA, N.A., as the Administrative Agent for the Banks.

The Borrower, the Banks and the Administrative Agent are party to the Amended and Restated Credit Agreement dated as of May 28, 2004, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of June 2, 2005 (the “Credit Agreement”). The Borrower has advised the Banks and the Administrative Agent that the Borrower has purchased shares of its capital stock during its fiscal year ending December 31, 2005 in an amount equal to $10.9 million (such purchase in such amount being herein called the “Subject Purchase”), which amount is in excess of that permitted by Clause (B) of Section 7.08(a)(ii) of the Credit Agreement and has requested that the Banks waive the Event of Default that has occurred as a result thereof and that the Administrative Agent acknowledge such waiver. The Borrower has also requested that the Banks agree to amend Clause (B) of Section 7.08(a)(ii) of the Credit Agreement and that the Administrative Agent acknowledge such amendment. Accordingly, for valuable and acknowledged consideration, the Borrower, the Banks and the Administrative Agent agree and acknowledge as follows:

1.             Terms and References. Unless otherwise stated in this Waiver and Amendment, (a) terms defined in the Credit Agreement have the same meanings when used in this Waiver and Amendment and (b) references to “Sections” are to the Credit Agreement’s sections.

2.             Waiver. The Banks hereby waive the Event of Default that has occurred as the result of the Subject Purchase and agree that such Event of Default is no longer continuing.

3.             Amendment. Clause (B) of Section 7.08(a)(ii) is amended and restated to read in its entirety as follows:

“(B) other than with the cash proceeds of capital stock issued by the Borrower or any of its Subsidiaries after the Initial Borrowing Date, in an amount not exceeding (1) $1,000,000 in the aggregate during the fiscal year ending December 31, 2004, (2) $11,000,000 in the aggregate during the fiscal year ending December 31, 2005, or (3) $30,000,000 in the aggregate after January 1, 2006.”

4.             Conditions Precedent to Effectiveness of Waiver and Amendment. This Waiver and Amendment shall not be effective until the Administrative Agent receives: (a) counterparts of this Waiver and Amendment executed by the Borrower, the Subsidiary Guarantors, the Required Banks and the Administrative Agent; (b) payment of all reasonable expenses, including reasonable legal fees and expenses of counsel to the Administrative Agent, incurred by the Administrative Agent in connection with this Waiver and Amendment, to the extent invoiced to the Borrower on or prior to the date hereof; and (c) such other agreements, documents, instruments and items as the Administrative Agent may reasonably request, including, without limitation, documents evidencing the due authorization of the execution, delivery and performance by the Borrower and each of the Subsidiary Guarantors of this Waiver and Amendment, the incumbency of the officer of the Borrower and each of the Subsidiary Guarantors executing this Waiver and Amendment, and any other matters relevant thereto.

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5.             Representations. The Borrower represents and warrants to the Administrative Agent and the Banks as follows:  (a) the execution, delivery and performance by the Borrower of this Waiver and Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate action; (b) all representations and warranties made or deemed made by the Borrower in the Credit Documents are true and correct as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances not prohibited by the Credit Agreement; and (c) except as waived hereby, no Default or Event of Default has occurred and is continuing as of the date hereof.

6.             Effect of Waiver and Amendment. This Waiver and Amendment is a Credit Document. The waiver set forth in this Waiver and Amendment is limited to the Event of Default existing as a result of the Subject Purchase and does not constitute the waiver of any other matter now or hereafter requiring the consent or waiver of the Banks or the Administrative Agent under the Credit Documents. Except as expressly modified and amended by this Waiver and Amendment, all of the terms, provisions and conditions of the Credit Documents, and the Liens created thereby, shall remain unchanged and in full force and effect and are hereby ratified and confirmed. If any part of this Waiver and Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable. The Credit Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as waived and amended hereby.

7.             Expenses. The Borrower shall pay all reasonable fees and expenses paid or incurred by the Administrative Agent incident to this Waiver and Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery and execution of this Waiver and Amendment and any related documents.

8.             Governing Law. This Waiver and Amendment shall be governed by and construed in accordance with and be governed by the laws of the State of New York, without regard to conflict of laws principles.

9.             Counterparts. This Waiver and Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

10.           ENTIRETY. THIS WAIVER AND AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER CREDIT DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERCEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THESE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

11.           Parties. This Waiver and Amendment binds and inures to the benefit of the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Banks and their respective permitted successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY BLANK.

SIGNATURE PAGES FOLLOW.]

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UNIVERSAL AMERICAN FINANCIAL		HAMILTON FLOATING RATE FUND, LLC,
CORP., as the Borrower		as a Bank

By:	/s/ Robert Waegelein	By:	/s/ Dean Stephan
	Robert Waegelein, Executive Vice	Dean Stephan, Managing Director
President and Chief Financial Officer

ING CAPITAL LLC, as a Bank
BANK OF AMERICA, N.A., as a Bank and as
the Administrative Agent
		By:	/s/ Mark R. Newsome
Mark R. Newsome, Director
By:	/s/ Jeffrey M. Shaver
Jeffrey M. Shaver, Vice President

SUNTRUST BANK, as a Bank
THE BANK OF NEW YORK, as a Bank

		By:	/s/ Christine E. Moss
By:	/s/ Thomas McGinley		Christine E. Moss, First Vice President
Thomas McGinley, Vice President

RAYMOND JAMES BANK, FSB, as a Bank
DENALI CAPITAL, LLC, managing member of
DC Funding Partners, portfolio manager for
DENALI CAPITAL CLO III, LTD, or an		By:	/s/ Thomas F. Macina
affiliate			Thomas F. Macina, SeniorVice President

By:	/s/ Nicole D. Kouba
	Nicole D. Kouba, Vice President	OWS CLO 1 LTD., as a Bank

DENALI CAPITAL, LLC, managing member of		By:	/s/ Dean Sterian
DC Funding Partners, portfolio manager for			Dean Sterian, Managing Director
DENALI CAPITAL CLO IV, LTD, or an
affiliate

By:	/s/ Nicole D. Kouba
Nicole D. Kouba, Vice President

Signature Page to Waiver and Second Amendment to Amended and Restated Credit Agreement

To induce the Administrative Agent and the Banks to enter into this Waiver and Amendment, the undersigned consent and agree (a) to its execution and delivery and terms and conditions thereof, (b) that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any Liens, Subsidiary Guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Credit Documents, and (c) that this Amendment binds each of the undersigned and its successors and permitted assigns and inures to the benefit of the Administrative Agent, the Banks, and their respective successors and permitted assigns.

WORLDNET SERVICES CORP., as a Guarantor		HERITAGE HEALTH SYSTEMS OF TEXAS, INC., as a Guarantor

By:	/s/ Robert Waegelein	By:	/s/ Theodore M. Carpenter, Jr
	Robert Waegelein, Chief Financial Officer		Theodore M. Carpenter, Jr., President

UNIVERSAL AMERICAN FINANCIAL SERVICES, INC., as a Guarantor		HHS TEXAS MANAGEMENT, INC., as a Guarantor

By:	/s/ Robert Waegelein	By:	/s/ Steven C. Holman
	Robert Waegelein, President		Steven C. Holman, Secretary

QUINCY COVERAGE CORPORATION, as a Guarantor		CHCS SERVICES INC., as a Guarantor

		By:	/s/ Robert Waegelein
By:	/s/ Robert Waegelein		Robert Waegelein, Executive Vice
	Robert Waegelein, President		President

HERITAGE HEALTH SYSTEMS, INC., as a Guarantor		CHCS INC., as a Guarantor

		By:	/s/ Robert Waegelein
By:	/s/ Steven C. Holman		Robert Waegelein, Executive Vice
	Steven C. Holman, Assistant Secretary		President

Signature Page to Waiver and Second Amendment to Amended and Restated Credit Agreement

PSO MANAGEMENT OF TEXAS, LLC, as a Guarantor		HHS-HPN NETWORK, INC., as a Guarantor

		By:	/s/ Steven C. Holman
By:	/s/ Steven C. Holman		Steven C. Holman, Secretary
Steven C. Holman, Vice President

HHS TEXAS MANAGEMENT, L.P., as a Guarantor

		By:	HHS Texas Management, Inc., its general partner

		By:	/s/ Steven C. Holman
Steven C. Holman, Secretary

Signature Page to Waiver and Second Amendment to Amended and Restated Credit Agreement